UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2013

McGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-1023	13-1026995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas,

New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2013, McGraw Hill Financial, Inc. (f/k/a The McGraw-Hill Companies, Inc.) (the “Company”) held its Annual Meeting of Shareholders (the “2013 Annual Meeting”). As described in Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting, the Company’s shareholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to change the name of the Company to “McGraw Hill Financial, Inc.” from “The McGraw-Hill Companies, Inc.” The Company filed a Certificate of Amendment of the Company’s Certificate of Incorporation, as approved by the Company’s shareholders, with the Department of State of the State of New York on May 1, 2013.

A copy of the Certificate of Amendment of the Company’s Certificate of Incorporation, dated May 1, 2013, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the voting results for each matter presented to shareholders at the 2013 Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Pedro Aspe	227,990,301	4,815,774	407,310	17,879,757
Sir Winfried Bischoff	228,416,058	3,975,399	822,128	17,879,757
William D. Green	232,256,230	583,161	394,194	17,879,757
Charles E. Haldeman, Jr.	231,828,725	1,004,721	379,948	17,879,757
Linda Koch Lorimer	227,597,199	4,865,272	751,114	17,879,757
Harold McGraw III	226,369,563	5,482,979	1,361,043	17,879,757
Robert P. McGraw	229,711,317	3,175,858	326,410	17,879,757
Hilda Ochoa-Brillembourg	232,013,379	837,617	361,865	17,879,757
Sir Michael Rake	231,961,550	873,902	378,123	17,879,757
Edward B. Rust Jr.	209,357,606	23,517,349	338,630	17,879,757
Kurt L. Schmoke	231,114,488	1,741,462	357,635	17,879,757
Sidney Taurel	228,558,473	3,902,183	752,929	17,879,757
Richard E. Thornburgh	231,183,595	1,696,157	333,833	17,879,757

Proposal 2: Vote to amend the Company’s Restated Certificate of Incorporation to change the name of the Company to “McGraw Hill Financial, Inc.” from “The McGraw-Hill Companies, Inc.”:

For	Against	Abstain	Broker Non-Votes
249,675,408	913,536	504,398	0

Proposal 3: Vote to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
224,920,061	7,011,042	1,282,038	17,879,757

Proposal 4: Vote to ratify the appointment of Ernst & Young LLP as the Company’s independent Registered Public Accounting Firm for 2013:

For	Against	Abstain	Broker Non-Votes
246,652,744	3,289,569	1,151,029	0

Proposal 5: Shareholder proposal requesting shareholder action by written consent:

For	Against	Abstain	Broker Non-Votes
106,353,128	124,265,958	2,594,087	17,879,757

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description of Exhibit

3.1.               Certificate of Amendment of the Certificate of Incorporation of the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRAW HILL FINANCIAL, INC.

By:	/s/ Kenneth Vittor
Kenneth Vittor Executive Vice President and General Counsel

Dated: May 6, 2013